UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 24, 2010 (November 22, 2010)
HCA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11239	27-3865930
(State or other	(Commission File Number)	(IRS Employer
jurisdiction		Identification No.)
of incorporation)

One Park Plaza, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 344-9551
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     As disclosed below, HCA Holdings, Inc., a Delaware corporation (“HCA Holdings”), became the successor issuer to HCA Inc., a Delaware corporation (“HCA”), on November 22, 2010. This Current Report on Form 8-K is being filed for the purpose of establishing HCA Holdings as the successor issuer pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to timely disclose certain other events required to be disclosed on Form 8-K with respect to HCA prior to and including November 22, 2010 and HCA Holdings as of and after November 22, 2010. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of HCA Holdings common stock, as successor issuer, are deemed registered under Section 12(g) of the Exchange Act.
Item 1.01. Entry into a Material Definitive Agreement.
Corporate Reorganization
     See Item 8.01 below for a description of certain material agreements entered into in connection with the Reorganization (as defined in Item 8.01 below).
Indenture and Senior Notes due 2021
Overview
     On November 23, 2010, HCA Holdings issued $1,525,000,000 aggregate principal amount of 7 3/4% senior notes due 2021 (the “Notes”), which mature on May 15, 2021, pursuant to an indenture, dated as of November 23, 2010 (the “Indenture”), among HCA Holdings, Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and Law Debenture Trust Company of New York, as trustee.
     Interest on the Notes will be payable in cash. Interest on the Notes is payable on May 15 and November 15 of each year, commencing on May 15, 2011.
     The following is a brief description of the terms of the Notes and the Indenture.
Ranking
     The Notes are HCA Holdings’ senior unsecured obligations and rank equally in right of payment with all of HCA Holdings’ future unsecured and unsubordinated indebtedness, rank senior in right of payment to any of HCA Holdings’ future subordinated indebtedness, and are structurally subordinated in right of payment to indebtedness of HCA Holdings’ subsidiaries. The Notes are not guaranteed by any of HCA Holdings’ subsidiaries. HCA Holdings’ future secured indebtedness and other future secured obligations will be effectively senior to the Notes to the extent of the value of the assets securing such other indebtedness and other obligations.
Optional Redemption
     At any time prior to November 15, 2015, HCA Holdings may redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed plus the greater of (1) 1.0% of the principal amount of the Notes and (2) the excess, if any, of (a) the present value at such redemption date of (i) the redemption price of such note at November 15, 2015 (as set forth in the table appearing below), plus (ii) all required interest payments due on the Notes through November 15, 2015 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the treasury rate as of such redemption date plus 50 basis points; over (b) the then outstanding principal amount of the Notes (as of, and plus accrued and unpaid interest and additional interest, if any, to, the date of redemption), subject to the rights of holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date.
     On and after November 15, 2015, HCA Holdings may redeem the Notes at the redemption prices (expressed as percentages of principal amount of the Notes to be redeemed) set forth below, plus accrued and unpaid interest thereon and additional interest, if any, to the applicable redemption date, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the twelve-month period beginning on November 15 of each of the years indicated below:

Year	Percentage
2015	103.875%
2016	102.583%
2017	101.292%
2018 and thereafter	100.000%
     In addition, until November 15, 2013, HCA Holdings may, at its option, on one or more occasions redeem up to 35% of the aggregate principal amount of the Notes at a redemption price equal to 107.750% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon and additional interest, if any, to the applicable redemption date, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date, with the net cash proceeds of one or more equity offerings; provided that at least 50% of the sum of the original aggregate principal amount of notes issued under the Indenture and the original principal amount of any additional notes that are notes issued under the Indenture after the issue date remains outstanding immediately after the occurrence of each such redemption; provided further that each such redemption occurs within 90 days of the date of closing of each such equity offering.
Change of Control
     Upon the occurrence of a change of control, which is defined in the Indenture, each holder of the Notes has the right to require HCA Holdings to repurchase some or all of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.
Covenants
     The Indenture contains covenants limiting, among other things, HCA Holdings’ ability and the ability of its restricted subsidiaries to (subject to certain exceptions):
•	pay dividends on or make other distributions in respect of HCA Holdings’ capital stock or make other restricted payments;

•	create liens on certain assets to secure debt;

•	enter into certain sale and lease-back transactions; and

•	consolidate, merge, sell or otherwise dispose of all or substantially all of HCA Holdings’ assets.
Events of Default
     The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.
Corporate Reorganization
     On November 22, 2010, HCA reorganized its corporate structure (the “Reorganization”) whereby HCA became a direct, wholly owned subsidiary of HCA Holdings pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (“DGCL”) and pursuant to a Merger Agreement (the “Merger Agreement”), dated November 22, 2010, by and among HCA, HCA Holdings and HCA Merger Sub LLC (“Merger Sub”).
     To effect the Reorganization, HCA formed HCA Holdings as a wholly owned subsidiary, which in turn formed Merger Sub as its wholly owned subsidiary. Pursuant to the Merger Agreement, Merger Sub then merged with and into HCA (the “Merger”) with HCA being the surviving entity. In the Merger, each common share, par value $.01 per share, of HCA (an “HCA Common Share”) issued and outstanding immediately prior to the Merger converted into and was deemed exchanged for one common share, par value $.01 per share, of HCA Holdings (an “HCA Holdings Common Share”), having the same rights, powers, preferences, qualifications, limitations and restrictions as the stock being converted and exchanged. Each membership unit of Merger Sub issued and outstanding immediately prior to the Merger and held by HCA Holdings was converted into and deemed exchanged for an HCA Common Share, and Merger Sub’s existence ceased. Immediately after the Merger, the HCA Holdings Common Shares existing prior to the Merger were cancelled.
     HCA Holdings assumed all of HCA’s obligations with respect to the outstanding shares registered on Form S-8 for distribution pursuant to the 2006 Stock Incentive Plan for Key Employees of HCA Inc. and its Affiliates (the “Compensation Plan”) and any other of HCA’s equity incentive plans then in existence, which allows the purchase, grant or issuance of HCA’s common stock, whether or not then exercisable. HCA Holdings also assumed and agreed to perform all of HCA’s obligations under HCA’s other compensation plans and agreements pursuant to which HCA is to issue equity securities to its directors, officers, or employees and certain other agreements identified in an assignment and assumption agreement. The outstanding performance-based units or other rights to receive HCA’s common stock under HCA’s various compensation plans converted into performance-based units or other rights for the same number of shares of HCA Holdings’ common stock, with the same rights and conditions as the corresponding HCA performance-based units or other rights prior to the Reorganization. In the Merger, the outstanding stock options and any other rights to receive HCA Common Stock under the Compensation Plan converted into stock options and any other rights for the same number of shares of HCA Holdings Common Stock, with the same rights and conditions as the corresponding stock options or other rights prior to the Merger. The agreements and plans of HCA assumed by HCA Holdings in the Reorganization were each deemed to be automatically amended as necessary to provide that references to HCA in such agreements shall be read to refer to HCA Holdings. In addition, HCA and HCA Holdings entered into an Omnibus Amendment to various Stock Incentive Plans, Stock Option Agreements and the Management Stockholders’ Agreement in connection with the assumption by HCA Holdings of certain agreements of HCA.
     The certificate of incorporation and bylaws of HCA Holdings are identical to those of HCA (other than provisions regarding certain technical matters) and the directors and officers of HCA Holdings are identical to the directors and officers of HCA immediately prior to consummation of the Merger.
     In accordance with Rule 414 under the Securities Act of 1933, as amended, HCA Holdings adopted, as successor registrant, HCA’s Registration Statement on Form S-8 (File No. 333-150714) and HCA’s Registration of Certain Classes of Securities on Form 8-A (File No. 000-18406).
     In addition, HCA Holdings will file a Registration Statement on Form S-1 comparable to the existing Registration Statement on Form S-1 of HCA (File No. 333-166610) relating a contemplated initial public offering of HCA Holdings Common Shares, with HCA at the same time filing a request to withdraw its Registration Statement on Form S-1. With respect to the HCA’s currently effective Registration Statement on Form S-1 (File No. 333-159511) relating to market making activities for certain HCA debt securities, HCA Holdings will become a guarantor of, but will not assume, the debt registered thereunder (as well as certain other debt of HCA) and, accordingly, will file a Registration Statement on Form S-1 comparable to the Registration Statement on Form S-1 of HCA, with HCA at the same time filing a post-effective amendment to the Form S-1 Registration Statement to deregister the remaining unsold securities.

     In addition, in connection with the Reorganization, HCA Holdings entered into a Registration Rights Agreement relating to HCA Holdings common stock in substantially the same form as the existing registration rights agreement, dated as of November 17, 2006, among HCA Inc., Hercules Holding II, LLC and certain other parties thereto.
     The foregoing description of the Reorganization, the Merger and the related agreements is qualified in its entirety by reference to the full text of the actual agreement attached hereto, and incorporated by reference herein. In addition, the foregoing descriptions of HCA Holdings Common Shares is qualified in its entirety by reference to the description of HCA Holdings Common Shares contained in the “Description of HCA Holdings, Inc. Common Stock” which is attached hereto as Exhibit 4.3 and incorporated herein by reference.
Distribution to Stockholders
     On November 23, 2010, the Board of Directors of HCA Holdings declared a cash distribution in the aggregate amount of approximately $2 billion (inclusive of the distributions to holders of vested stock options as described below), or $20.00 per share of the HCA Holdings’ outstanding common stock (the “Distribution”). The Distribution will be payable on December 1, 2010 to stockholders of record on November 24, 2010 (the “Record Date”).
     In connection with the Distribution, HCA Holdings will make a cash payment to holders of vested options to purchase the HCA Holdings’ common stock granted pursuant to HCA Holdings’ equity incentive plans. The cash payment will equal the product of (x) the number of shares of common stock subject to such options outstanding on the Record Date, multiplied by (y) the per share amount of the Distribution, less (z) any applicable withholding taxes. HCA Holdings will reduce the per share exercise prices of any unvested options outstanding as of the Record Date by the per share Distribution amount to the extent the per share exercise price can be reduced under applicable tax rules. If the per share exercise price cannot be reduced by the full amount of the per share Distribution, HCA Holdings will pay to each holder of unvested options to purchase shares of HCA Holdings’ common stock granted pursuant to HCA Holdings’ equity incentive plans outstanding on the Record Date an amount on a per share basis equal to the balance of the per share amount of the Distribution not permitted to be applied to reduce the exercise price of the applicable option in respect of each share of Common Stock subject to an unvested option to purchase shares of HCA Holdings’ common stock as of the Record Date on the date such option becomes vested.
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibit
Number	Exhibit Title
2.1	Merger Agreement, dated November 22, 2010, by and among HCA Inc., HCA Holdings, Inc., and HCA Merger Sub LLC
3.1	Amended and Restated Certificate of Incorporation of HCA Holdings, Inc.
3.2	Amended and Restated Bylaws of HCA Holdings, Inc.
4.1	Indenture, dated as of November 23, 2010, among HCA Holdings, Inc., Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and Law Debenture Trust Company of New York, as trustee.
4.2	Form of 7 3/4% Senior Notes due 2021 (included in Exhibit 4.1).
4.3	Description of HCA Holdings, Inc. Common Stock
4.4	Registration Rights Agreement, dated as of November 22, 2010, among HCA Holdings, Inc., Hercules Holding II, LLC and certain other parties thereto
10.1	Assignment and Assumption Agreement, dated November 22, 2010, by and among HCA Inc., HCA Holdings, Inc. and HCA Merger Sub LLC
10.2	Omnibus Amendment to Various Stock and Option Plans and the Management Stockholders’ Agreement, dated November 22, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC. (Registrant)
By:	/s/ R. Milton Johnson
R. Milton Johnson
Executive Vice President and Chief Financial Officer

Date: November 24, 2010

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
2.1	Merger Agreement, dated November 22, 2010, by and among HCA Inc., HCA Holdings, Inc., and HCA Merger Sub LLC
3.1	Amended and Restated Certificate of Incorporation of HCA Holdings, Inc.
3.2	Amended and Restated Bylaws of HCA Holdings, Inc.
4.1	Indenture, dated as of November 23, 2010, among HCA Holdings, Inc., Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and Law Debenture Trust Company of New York, as trustee.
4.2	Form of 7 3/4% Senior Notes due 2021 (included in Exhibit 4.1).
4.3	Description of HCA Holdings, Inc. Common Stock
4.4	Registration Rights Agreement, dated as of November 22, 2010, among HCA Holdings, Inc., Hercules Holding II, LLC and certain other parties thereto
10.1	Assignment and Assumption Agreement, dated November 22, 2010, by and among HCA Inc., HCA Holdings, Inc. and HCA Merger Sub LLC
10.2	Omnibus Amendment to Various Stock and Option Plans and the Management Stockholders’ Agreement, dated November 22, 2010